Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I,

EDWARD G. BEIMFOHR

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the “Company”) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 21st day of February, 2003.

/s/ EDWARD G. BEIMFOHR
EDWARD G. BEIMFOHR

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I,

EDWARD M. CARSON

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the “Company”) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of February, 2003.

/s/ EDWARD M. CARSON
EDWARD M. CARSON

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I,

ERIC K. DIACK

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the “Company”) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of February, 2003.

/s/ ERIC K. DIACK
ERIC K. DIACK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I,

DAVID E. FISHER

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the “Company”) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of February, 2003.

/s/ DAVID E. FISHER
DAVID E. FISHER

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I,

MARTHA O. HESSE

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the “Company”) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of February, 2003.

/s/ MARTHA O. HESSE
MARTHA O. HESSE

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I,

BURTON M. JOYCE

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the “Company”) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of February, 2003.

/s/ BURTON M. JOYCE
BURTON M. JOYCE

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I,

BEN L. KEISLER

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the “Company”) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of February, 2003.

/s/ BEN L. KEISLER
BEN L. KEISLER

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I,

WILLIAM R. LOOMIS, JR.

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the “Company”) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of February, 2003.

/s/ WILLIAM R. LOOMIS, JR.
WILLIAM R. LOOMIS, JR.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I,

JOHN R. NORTON III

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the “Company”) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of February, 2003.

/s/ JOHN R. NORTON III
JOHN R. NORTON III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I,

HENRY R. SLACK

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the “Company”) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of February, 2003.

/s/ HENRY R. SLACK
HENRY R. SLACK